EXHIBIT 10.2





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      THIS AGREEMENT (the "Agreement") is made this 31st day of August 2007, by and between Liquor Group Holding, LLC ("LGH") and Liquor Group Wholesale, Inc. ("LGW").

      The parties agree as follows:

     1. LGH is in the business of distributing spirituous beverages hereinafter collectively referred to as the "Products", on a wholesale basis to the customers listed on Exhibit A, within the Sales Territory and in various international markets. For purposes of this Agreement, the term Sales Territory shall refer to the United States and its' Territories and not any international market.

     2. Products distributed by LGH and the suppliers providing these Products are under agreement or license to supply LGH and are listed on Exhibit B.

     3. This Agreement provides LGW the right to perform the all of the wholesale transactions by and between the suppliers of the Products and the customers of LGH as well as prospective customers within the Sales Territory.

      4 Subject to the terms of this Agreement, during the term of this Agreement, in the Sales Territory, LGW shall have the right and license to use LGH Products' trade names, trademarks, labels, copyrights and other advertising media for purposes of conducting its business.

     5. During the term of this Agreement both LGH and LGW will use their best efforts to:

     o    maintain relationships with suppliers of the Products.

     o    maintain the current line of Products.

     o add new Products, which LGW believes could be sold at a profit and which are complimentary to the LGH current product line

     o    maintain the LGH current customer base.

     o increase the customer base of LGH thereby increasing the number of wholesale transactions of LGW

     o    promote the sale of Products.

      6. Until a direct contractual relationship exists between LGW and any particular supplier all orders for Products will be placed with the supplier by LGW through LGH. All invoices from the supplier for Product ordered by LGW will be paid to LGH by LGW without any mark-up.

      7. Until a direct contractual relationship exists between LGW and any particular customer, all orders for Products from a customer of LGH will be placed through LGH. All payments received from customers will be directed or

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transferred to those bank accounts designated by LGW without any deduction or offset by LGH other than that which is owed to the suppliers of the Products.

      8. Until such time as LGW has sufficient personnel, LGH will provide all administrative services relating to receiving orders from customers, ordering Product from suppliers, customer support, marketing, Product promotion and other general and administrative functions required in connection with the distribution and sale of the Products to the customers. LGW will reimburse LGH monthly for LGH's actual cost in providing these services.

     9. LGH will notify LGW no less than 72 hours after the supplier notifies LGH of changes to a Product price. In the event LGW reasonably believes that LGH' proposed change will adversely affect LGW's ability to market the Products, LGW will promptly notify LGH of this belief. LGW and LGH will then meet and negotiate in good faith with supplier to agree on a price which LGW reasonably believes will not adversely affect LGW's ability to market the Products within the Territory.

      10. LGH shall adhere strictly to a code of responsibility that meets or exceeds the DISCUS Code of Responsible Practices for Beverage Alcohol Advertising and Marketing and will not condone, participate in nor permit any activity by LGW not in accordance with such guidelines. LGH reserves the right to decline to participate in, or prohibit any promotional activity within in the Territory that it deems in its sole discretion to be outside of its own guidelines.

      11. LGW acknowledges that the license to use the LGH trade name, trademark, labels, copyrights and other advertising media is solely for the purpose of selling and marketing the Products within the Sales Territory. LGW agrees not to use the LGH trademarks in any manner injurious to LGW.

      12. During the term of this Agreement LGH will not compete with LGW in the territory.

      13. LGW will be responsible for all Federal and State excise taxes for Products sold, except to the extent that such taxes have already been paid by LGH, its customers or the Product supplier; in such instances, LGW shall rebate said taxes upon completion of the transaction.

      14. This Agreement is binding in perpetuity so long as all parties comply with the terms and conditions herein. Notwithstanding the above, LGH, on 30 calendar days' written notice to LGW, may terminate this Agreement, but without prejudice to any rights of LGH, under the following conditions:

     a. If LGW is in default of any payment due to LGH for a period of 60 calendar days;

     b. If the LGW defaults in performing any of the other terms of this Agreement and continues in default for a period of 60 calendar days after written notice thereof;

     c. If the LGW is adjudicated bankrupt or insolvent, or enters into a composition with its creditors;

     d. If a receiver is appointed for LGW, or if a majority of its voting stock is transferred;

     e. If LGW causes the termination of any supplier of LGH through an act of negligence on the part of LGW;

      15. Notwithstanding Section 14 above, if at any time during the term of this Agreement should either party violate any State or Federal or international liquor law, whether convicted or plea-bargained, either intentional or unintentional, this Agreement may be terminated at the sole discretion of the other party.

      16. In the event any party fails to perform any of its obligations under this Agreement or in the event a dispute arises concerning the meaning or interpretation of any provision of this Agreement, the defaulting party or parties or the party or parties not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party or parties in enforcing or establishing its or their rights under this Agreement, including, without limitation, reasonable attorney fees, whether suit be brought or not, and whether incurred in arbitration, mediation, trial or appellate proceedings.

      17. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration administered in Jacksonville, Florida by election of either party of a member of the American Arbitration Association in accordance with its Commercial Arbitration Rules, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

      18. All rights and remedies granted in this Agreement shall be cumulative and not exclusive of all other rights and remedies which the parties may have at law or in equity, and the parties may exercise all or any of such rights and remedies at any one or more times without being deemed to have waived any or all other rights and remedies which they may have in the matter.

      19. All notices, demands, and other communications required or contemplated by this Agreement shall be in writing and shall be deemed given by the sender and received by the recipient: (i) upon receipt if delivered personally; (ii) by confirmed facsimile utilizing the number provided in this Agreement; (iii) upon confirmation of overnight delivery; or (iv) five days after mailed by first class registered or certified mail, return receipt requested. Addresses and contacts for such notices are provided on the signature page below.

      20. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions of this Agreement, and the Agreement shall be construed in all respects as if such invalid or unenforceable provision(s) were omitted. If one or more phrases, sentences or provisions of this Agreement is susceptible of two or more legal interpretations, at least one of which would make the same legally enforceable, then the legal interpretation which would render it legally enforceable shall be used in construing this Agreement.

      21. This Agreement may be executed in one or more counterparts, including via facsimile signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All Exhibits attached hereto are hereby incorporated into this Agreement by reference.

      22. This Agreement constitutes the entire Agreement and supersedes all agreements previously made between the parties hereto relating to its subject matter. There are no other agreements or understandings between them and this Agreement is the entire agreement among the parties. Amendments and exhibits to this Agreement shall only be held valid when signed by both parties hereto.

      23. The validity, construction and effect of this Agreement shall be construed and governed by the laws of the State of Florida. The parties agree that the proper jurisdiction and venue for the resolution of any disputes shall be in the City of Jacksonville, Duval County, Florida.


      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers or representatives.


Liquor Group Holdings, LLC.               Liquor Group Wholesale, Inc.


/s/ C.J. Eiras                           /s/ C.J. Eiras
----------------------------------       ------------------------------------
By: C.J. Eiras                           By: C.J. Eiras
As its: Managing Member                  As its: President

                                   EXHIBIT A:

Wholesale customers of LGH.

Liquor Group Domestic Wholesale Clients (Excluding Military & Duty Free for Export)

ALCOHOL BEVERAGE CONTROL STATE OF Alabama
ALCOHOL BEVERAGE CONTROL STATE OF Idaho
ALCOHOL BEVERAGE CONTROL STATE OF Iowa
ALCOHOL BEVERAGE CONTROL STATE OF Maine
ALCOHOL BEVERAGE CONTROL STATE OF Michigan
ALCOHOL BEVERAGE CONTROL STATE OF Mississippi
ALCOHOL BEVERAGE CONTROL STATE OF Montana
ALCOHOL BEVERAGE CONTROL STATE OF New Hampshire
ALCOHOL BEVERAGE CONTROL STATE OF North Carolina
ALCOHOL BEVERAGE CONTROL STATE OF Ohio
ALCOHOL BEVERAGE CONTROL STATE OF Oregon
ALCOHOL BEVERAGE CONTROL STATE OF Pennsylvania
ALCOHOL BEVERAGE CONTROL STATE OF Utah
ALCOHOL BEVERAGE CONTROL STATE OF Vermont
ALCOHOL BEVERAGE CONTROL STATE OF Virginia
ALCOHOL BEVERAGE CONTROL STATE OF Washington
ALCOHOL BEVERAGE CONTROL STATE OF West Virginia
ALCOHOL BEVERAGE CONTROL STATE OF Wyoming
Best Brands - OK
Capital Wine & Beverage - SC
Glaziers - AR
Glaziers - IL
Glaziers - IN
Liquor Group Florida
Liquor Group Georgia
Liquor Group Indiana
Quality Wine & Spirits - GA
Ratas Wholesale - WI
Southern Wine & Spirits - California
Tennessee Wine & Spirits - TN

                                   EXHIBIT B:

Spirituous products currently represented by Liquor Group.

Aberfeldy 1991 GM 92(degree) 750mL 14 Year Highlands

Ardbeg 1979 GM 113.2(degree) 750mL 25 Year Islay Cask Strength

Ardbeg 1995 GM 80(degree) 750mL 9 Year Islay

Ardmore 1977 MMD 92(degree) 750mL 26 Year Bogie Grenache Cask Finish Highland Speyside Gift Carton

Ardmore 1990 GM 112.8(degree) 750mL 12 Year

Ardmore SU 92(degree) 750mL 10-11 Year Unchillfiltered Bourbon Cask Gift Tin

Auchentoshan 1981 MMDM 92(degree) 750mL 24 Year Grenache Cask Lowland Wood Gift
 Box

Auchentoshan 1992 MMD 92(degree) 750mL 13 Year Voigner Cask Finish Western
 Lowlands Gift Tin

Auchentoshen 1992 SU 92(degree) 750mL 9 Year Unchillfiltered Bourbon Cask
 Western Lowlands Gift Tin

Aultmore 1989 SS 116.6(degree) 750mL 15 Year Sherry Cask Strength Gift Tin

Badel Slivovitz  80(degree) 1L 4 Year Bistrica Purple Plum

Badel Slivovitz  80(degree) 750mL 4 Year Bistrica Purple Plum

Balblair 1966 GM 80(degree) 750mL 37 Year Refill Sherry Butt Highlands

Balblair GM 80(degree) 50mL 10 Year Highlands

Balblair GM 80(degree) 750mL 10 Year Highlands

Banff 1976 GM 80(degree) 750mL 28 Year Speyside

Baron de Lustrac 1973 84(degree) 750mL Domaine de Courros Bas Armagnac 100%
 Folle Blanche Wood Gift Box

Baron de Lustrac 1976 84(degree) 750mL Domaine des Cames Bas Armagnac 100% Bacco Wood Gift Box

Baron de Lustrac 1980 84(degree) 750mL Domaine de la Croix Pelanne Bas Armagnac
 100% Bacco Wood Gift Box

Baron D'yllac V.S. 80(degree) 750mL Fine Champagne

Baron D'yllac V.S.O.P. 80(degree) 750mL Fine Champagne

Baron D'yllac X.O. 80(degree) 750mL Fine Champagne

Bartenders Bananas Over You 30(degree) 1.75mL

Bartenders Best Ever Mudslide 30(degree) 1.75mL

Bartenders Raspberry Mudslide 30(degree) 1.75mL

Bartenders Raspberry Mudslide 30(degree) 200mL

Bartenders Raspberry Mudslide 30(degree) 750mL

Ben Nevis 1999 MMD 92(degree) 750mL 6 Year Bourbon/Port Cask Finish Western Highlands Gift Tin

   Benriach 1994 SU 92(degree) 750mL 9 Year Unchillfiltered Oak Cask Gift Tin

Benromach 1980 GM 117.2(degree) 750mL 24 Year Cask Strength Speyside

Benromach GM 80(degree) 750mL 18 Year Speyside

Benromach GM 80(degree) 750mL Traditional Gift Set Speyside

Benromach GM 80(degree) 750mL Traditional Speyside

Benromach GM 86(degree) 750mL 25 Year Speyside

Benromach GM 90(degree) 750mL 22 Year Portwood Finish Speyside

Black Maple Hill 11 Year 95(degree) 750mL Limited Edition Cask #307

Black Maple Hill 14 Year 95(degree) 750mL Limited Edition Cask #153

Black Maple Hill 16 Year 95(degree) 750mL Limited Edition Cask #105

Black Maple Hill 21 Year 95(degree) 750mL Limited Edition Cask #4

Black Maple Hill Rye 18 Year 95(degree) 750mL Limited Edition Cask # R770

Bladnoch 1988 GM 80(degree) 750mL 13 Year Lowlands

Bladnoch 1991 GM 92(degree) 750mL 13 Year Lowlands

Bladnoch SU 92(degree) 750mL 11-12 Year Unchillfiltered Bourbon Cask Lowlands
 Gift Tin

Boomsma Genever Jonge 80(degree) 750mL

Boomsma Genever Oude 80(degree) 750mL

Botticelli Amaretto 56(degree) 750mL

Botticelli Crystal Sambuca 80(degree) 750mL

Boulaine Amaretto 30(degree) 1L

Boulaine Apricot & Brandy 30(degree) 1L

Boulaine Banana Liqueur 30(degree) 1L

Boulaine Blackberry & Brandy 30(degree) 1L

Boulaine Blue Curaco 30(degree) 1L

Boulaine Cream De Cacao Brown 30(degree) 1L

Boulaine Cream De Cacao White 30(degree) 1L

Boulaine Cream De Mente Green 30(degree) 1L

Boulaine Cream De Menthe White 30(degree) 1L

Boulaine Peach 30(degree) 1L

Boulaine Peppermint  30(degree) 1L

Boulaine Sloe Gin  30(degree) 1L

Boulaine Sour Apple 30(degree) 1L

Boulaine Sweet & Sour Watermellon 30(degree) 1L

Boulaine Tripple Sec 30(degree) 1L

Bowmore 1970 SS 103.8(degree) 750mL 35 Year Sherry Cask Strength Gift Tin

Bowmore 1988 SU 92(degree) 750mL 16 Year Unchillfiltered Oak Cask Gift Tin

Bowmore 1990 JM 102.2(degree) 750mL 15 Year Cask Strength Islay Loch Indaal

Bowmore 1991 MMD 92(degree) 750mL 14 Year Syrah Cask Finish Gift Tin Islay Loch Indaal

Bowmore PM 92(degree) 750mL 21 Year Prime Malt No. 4

Broker's Gin 80(degree) 1.75L England

Broker's Gin 80(degree) 375mL England

Broker's Gin 80(degree) 750mL England

Brora 1981 SU 92(degree) 750mL 21 Year Unchillfiltered Oak Cask Gift Tin

Bruichladdich 1989 MMD 92(degree) 750mL 14 Year Islay Loch Indaal Gift Carton

Bruichladdich 1990 GM 105.2(degree) 750mL 15 Year Cask Strength

Bruichladdich 1991 119.2(degree) 750mL Caledonian Selection 11 Year Islay Loch
 Indaal

Bruichladdich 1991 GM 92(0) 750mL 14 Year Islay

Bruichladdich PM 80(degree) 750mL 13 Year Prime Malt No. 1

Bunnahabhain 1979 SS 116(degree) 750mL 25 Year Bourbon Cask Strength Gift Tin

Bunnahabhain GM 80(degree) 750mL 14 Year Islay

Bunnahaibain 1966 CH 80.2(0) 750mL 37 Year Celtic Heartlands Oloroso Sherry Cask Decanter Bottle

Canadian Heritage 21 Year 120(degree) 750mL Century Reserve Decanter Bottle

Caol Ila 1991 GM 92(degree) 750mL 13 Year Islay

Caol Ila 1992 SS 116(degree) 750mL 12 Year Oak Cask Strength Gift Tin

Caol Ila 1994 SS 86(degree) 750mL 9 Year Oak Cask Islay Gift Tin

Caol Ila 1995 GM 86(0) 750mL 10 Year Islay

Caol Ila GM 12 Year 80(degree) 750mL Islay

Caol Ila GM 92(degree) 750mL 14 Year Cognac Finish Islay

Caol lla SU 92(degree) 750mL 12-14 Year Unchillfiltered Oak Cask Gift Tin

Caperdonich 1968 MMDM 92(degree) 750mL 35 Year Highland Speyside Rothes Wood
 Gift Box

Caroni Rum 1993 92(0) 11 Year Madeira Cask Finish Trinidad Gift Canister

Cascade Mountain Gin 80(degree) 750mL

Casco Viejo Blanco 80(degree) 1 L Tequila

Casco Viejo Blanco 80(degree) 750mL Tequila

Casco Viejo Gold 80(degree) 1 L Tequila

Casco Viejo Gold 80(degree) 750mL Tequila

Chalfont Coganc VSOP 80(degree) 750mL

Chalfont Cognac VSOP W/2gls 80(degree) 750mL

Chaya Tequila  Reposado 80(degree) 750mL 100% Agave

Chaya Tequila Anejo 80(degree) 750mL 100% Agave

Chaya Tequila Blanco 80(degree) 750mL 100% Agave

Chick Food Apple Schnapps 80(degree) 750mL

Chick Food Cherry Schnapps 80(degree) 750mL

Chick Food Grape Schnapps 80(degree) 750mL

Chick Food Lime Schnapps 80(degree) 750mL

Chick Food Orange Schnapps 80(degree) 750mL

Chick Food Peach Schnapps 80(degree) 750mL

Classick Grappa 80(degree) 375mL Essential Spirits

Classick Original Bierschnaps 80(degree) 750mL Essential Spirits

Clos du Colombier 1961 80(degree) 750mL Grand Champagne

Clos du Colombier 1973  80(degree) 750mL Grand Champagne

Clynelish 1976 MMDM 92(degree) 750mL 28 Year Sherry Cask Highland Northern Wood
 Gift Box

Clynelish 1983 Dun Bheagan 106.8(degree) 750mL 20 Year Highland Northern Gift Canister

Clynelish 1988 Hart Brothers 106.6(degree) 750mL14 Year Highland Northern Gift Canister

Clynelish 1990 MMD 92(degree) 750mL 13 Year Sherry Cask Highland Northern Gift Carton

Clynelish 1990 SS 113.2(degree) 750mL 14 Year Oak Cask Strength Gift Tin

Clynelish 1993 GM 86(degree) 750mL 10 Year Highlands

Clynelish 1996 SS 86(degree) 750mL 9 Year Oak Cask Gift Tin

Cockspur Fine Rum 80(0) 50mL Barbados Plastic

Cockspur Fine Rum 80(0) 750mL Barbados

Cockspur Rum 12 Year Aged 80(0) 50mL Barbados

Cockspur Rum 12 Year Aged 80(0) 750mL Barbados

Cockspur Rum Punch 30(0) 1.75L Barbados Plastic

Cockspur Rum Punch 30(0) 750mL Barbados

Cooley Irish Whisky MMD 92(degree) 750mL 12 Year Single Malt Peated

Coral Cachaca 80(degree) 1 L

                         Coral Cachaca 80(degree) 50mL

Cragganmore 1989 SU 92(degree) 750mL 15 Year Unchillfiltered Oak Cask Gift Tin

Craigellachie 1989 GM 86(degree) 750mL 15 Year Speyside

Crater Lake Desert Juniper Gin 80(degree) 750mL

Crater Lake Hazelnut 50(degree) 750mL Espresso Vodka

Crater Lake Vodka 80(degree) 1.75mL

Crater Lake Vodka 80(degree) 750mL

Cricket Club Gin 80(degree) 750mL

Cuca Fresca Cachaca 80(degree) 50mL

Cuca Fresca Cachaca 80(degree) 750mL Brazil

Dallas Dhu 1979 114.4(degree) 750mL 26 Year Oak Cask Strength Gift Tin

Dallas Dhu 1982 GM 80(degree) 750mL 22 Year Speyside

Dartigalongue 10 Year 80(degree) 750mL X.O. Bas Armagnac

Dartigalongue 15 Year 80(degree) 750mL Hors D'Age Bas Armagnac

Dartigalongue 1945 84(degree) 750mL 60 Year Bas Armagnac Celebration Collection Barrel Strength Wood Gift Box

Dartigalongue 1946 82(degree) 750mL 60 Year Bas Armagnac Celebration Collection Barrel Strength Wood Gift Box

Dartigalongue 1955 84(degree) 750mL 50 Year Bas Armagnac Celebration Collection Barrel Strength Wood Gift Box

Dartigalongue 1956 85(degree) 750mL 50 Year Bas Armagnac Celebration Collection Barrel Strength Wood Gift Box

Dartigalongue 1965 88(degree) 750mL 40 Year Bas Armagnac Celebration Collection Barrel Strength Wood Gift Box

Dartigalongue 1966 84(degree) 750mL 40 Year Bas Armagnac Celebration Collection Barrel Strength Wood Gift Box

Dartigalongue 1976 87(degree) 750mL 30 Year Bas Armagnac Celebration Collection Barrel Strength Wood Gift Box

Dartigalongue 1986 88(degree) 750mL 20 Year Bas Armagnac Celebration Collection Barrel Strength Wood Gift Box

De Los Altos Anejo 80(degree) 750mL

De Los Altos Anejo 80(degree) 750mL Gift Set

De Los Altos Blanco 80(degree) 750mL

De Los Altos Blanco 80(degree) 750mL Gift Set

De Los Altos Reposado 80(degree) 750mL

De Los Altos Reposado 80(degree) 750mL Gift Set

Deanston 1996 SS 86(degree) 750mL 9 Year Refil Butt Gift Tin

Des Ribauds 50 Year 80(degree) 750mL Cognac Hommage au Temps Decanter Gift Box

Des Ribauds Blue Dragon 34(degree) 750mL Lucky Double Eight Cognac Liqueur

Des Ribauds Red Dragon 34(degree) 750mL Lucky Double Eight Cognac Liqueur

Des Ribauds VSOP 80(degree) 50mL Cognac

Des Ribauds VSOP 80(degree) 750mL Cognac

Des Ribauds XO 30 Year 80(degree) 50mL Cognac Coeur du Temps Lucky Double Eight
 Label

Des Ribauds XO 30 Year 80(degree) 50mL Cognac Coeur du Temps Red Label

Des Ribauds XO 30 Year 80(degree) 750mL Cognac Coeur du Temps Lucky Double Eight Label Decanter Gift Box

Des Ribauds XO 30 Year 80(degree) 750mL Cognac Coeur du Temps Red Label Decanter Gift Box

Deveonshire Irish Cream 34(degree) 750mL

Deveonshire Irish Cream 34(degree) 750mL

Distillers Choice Rum Gold 80(degree) 750mL Hawaiian Alambic Distilled

Distillers Choice Rum Silver 80(degree) 750mL Hawaiian Alambic Distilled

Dufftown 1993 MMD 92(degree) 750mL 10 Year Syrah Cask Finish Highland Speyside Dufftown Gift Carton

Dunkeld Atholl Brose 70(degree) 50mL Scottish Liqueur

Dunkeld Atholl Brose 70(degree) 750mL Scottish Liqueur

Edradour 10 Year 80(degree) 750mL Scotch Whisky

Edradour 1983 105.8(degree) 750mL Port Wood Cask Strength 21 Year

Edradour 1993 10 Year 92(degree) 750mL Unchillfiltered

Edradour 30 Year 86(degree) 750mL

Enmore-Versailles Rum 1990 92(0) 14 Year Voigner Cask Finish Pot Distilled Gift Canister Guyana

Francoli Grappa Bianca 80(degree) 750mL

Francoli Grappa Oak Aged 80(degree) 750mL

Freight Charges:

Fuegos Pisco 80(degree) 750mL Chile

Glen Albyn 1966 GM 86(degree) 750mL 38 Year Sherry Cask

Glen Elgin 1968 GM 92(degree) 750mL 37 Year Sherry Cask

Glen Elgin 1991 SS 122.2(degree) 750mL 13 Year Refil Sherry Cask Strength Gift
 Tin

Glen Grant 1936 GM 80(degree) 750mL 45 Year Speyside

Glen Grant 1949 GM 80(degree) 750mL 39 Year Speyside

Glen Grant 1950 GM 80(degree) 750mL 40 Year Speyside

Glen Grant 1955 GM 80(degree) 750mL 46 Year Speyside

Glen Grant 1956 80(degree) 750mL 44 Year Speyside

Glen Grant 1957 GM 80(degree) 750mL 44 Year Speyside

Glen Grant 1965 GM 80(degree) 750mL 30 Year Speyside

Glen Grant 1965 GM 80(0) 750mL 38 Year Speyside

Glen Grant 1989 SS 86(degree) 750mL Oak Cask 15 Year Gift Tin

Glen Grant 1990 GM 118.6(degree) 750mL 15 Year Cask Strength Speyside

Glen Grant GM 80(degree) 750mL 21 Year Speyside

Glen Grant GM 80(degree) 750mL 30 Year Speyside

Glen Grant GM 80(degree) 750mL 36 Year Speyside

Glen Keith 1993 GM 92(degree) 750mL 11 Year Speyside

Glen Ord 1998 SS 86(degree) 750mL 8 Year Oak Cask Gift Tin

Glen Rothes 1973 SS 100(degree) 750mL 30 Year Rare Reserve Sherry Cask Strength
 Gift Tin

Glen Scotia 1974 SS 86(degree) 750mL 31 Year Bourbon Cask Campbeltown Gift Tin

Glen Scotia 1992 GM 118(degree) 750mL 12 Year Cask Strength

Glen Scotia 1992 GM 124.6(degree) 750mL 12 Year Cask Strength

Glen Scotia 1992 SS 86(degree) 750mL 12 Year Bourbon Cask Campbeltown Gift Tin

Glen Spey 1974 MMDM 92(degree) 750mL 30 Year Highland Speyside Rothes Wood Gift
 Box

Glen Spey 1995 GM 96(degree) 750mL 9 Year Speyside

Glenallachie 1992 SS 86(degree) 750mL 13 Year Bourbon Cask Gift Tin

Glenburgie GM 86(degree) 750mL 10 Year Speyside

Glencadam 1974 GM 86(degree) 750mL 32 Year Refill Bourbon Cask

Glendronach 1976 MMDM 92(degree) 750mL 27 Year Highland Speyside Deveron Gift Carton

Glendronach 1990 MMD 92(degree) 750mL 14 Year Highland Speyside Deveron Gift
 Carton

Glenesk 1985 GM 80(degree) 750mL 15 Year Highlands

Glenlivet 1940 GM 80(degree) 750mL 50 Year Speyside

Glenlivet 1949 GM 80(degree) 750mL 52 Year Speyside

Glenlivet 1950 GM 80(degree) 750mL 44 Year Speyside

Glenlivet 1955 GM 80(degree) 750mL 46 Year Speyside

Glenlivet 1968 CH 82.4(0) 750mL 36 Year Celtic Heartlands Bourbon Cask Speyside Livet Decanter Bottle

Glenlivet 1974 SS 114(degree) 750mL 30 year Braes of Glenlivet Oak Cask Strength Gift Tin

Glenlivet 1976 MMDM 92(degree) 750mL 31 Year Oak Cask Wood Gift Box

Glenlivet 1980 SS 107.8(degree) 750mL 24 Year Oak Cask Strength Gift Tin

Glenlivet GS 92(degree) 750mL 15 Year Speyside George & J.G. Smith's

Glenlivet GS 92(degree) 750mL 15 Year Speyside George & J.G. Smith's

Glenlossie 1978 GM 92(degree) 750mL 27 Year Speyside

Glenlossie 1993 MMD 92(degree) 750mL 10 Year Highland Speyside Lossie Gift
 Carton

Glenmoray 1962 CH 94.4(0) 750mL 42 Year Celtic Heartlands Highland, Speyside,
 Lossie, X Decanter Bottle

Glenrothes GM 86(degree) 750mL 30 Year

Glenrothes SU 92(degree) 750mL 12-14 Year Unchillfiltered Sherry Cask Gift Tin

Glentauchers GM 86(degree) 750mL 14 Year Speyside

Glenturret 1978 MMDM 92(degree) 750mL 27 Year Highland Midlands Wood Gift Box

Glenturret 1992 SS 86(degree) 750mL 12 Year Highlands Sherry Cask Gift Tin

Glenugie 1977 CH 93.6(0) 750mL 27 Year Celtic Heartlands, Eastern Highlands, X Decanter Bottle

Hampton Rum 1992 92(0) 13 Year Port Cask Finish Pot Distilled Gift Canister
 Jamaica

Happy Gin 80(degree) 750mL

Happy Rum 80(degree) 750mL

Happy Tequila Blanco 80(degree) 750mL

Happy Tequila Reposado 80(degree) 750mL

Happy Vodka 80(degree) 750mL

Highland GM 80(degree) 50mL 15 Year Fusilier Cask Finish Isle of Orkney

Highland Park 1977 SS 86(degree) 750mL 24 Year Isle of Orkney Gift Tin

Highland Park 1979 MMD 92(degree) 750mL 25 Year Isle of Orkney Wood Gift Box

Highland Park 1985 SS 107.8(degree) 750mL 19 Year Oak Cask Strength Gift Isle of
 Orkney Tin

Highland Park 1989 PM 80(degree) 750mL 13 Year Prime Malt No. 2 Isle of Orkney

Highland Park 1992 GM 116.2(degree) 750mL 12 Year Cask Strength Isle of Orkney

Highland Park 1994 GM 115.6(degree) 750mL 11 Year Cask Strength Isle of Orkney

Highland Park GM 80(degree) 750mL 30 Year Refill Sherry Cask

Highland Park SU 92(degree) 750mL 12-14 Year Unchillfiltered Oak Cask Gift Tin

Hogshead 80(degree) 750mL Vatted Malt Oak Cask Gift Box

Hot Irishman 44(degree) 750mL Superior Irish Coffee

Imperial 1989 SU 92(degree) 750mL 15 Year Unchillfiltered Oak Cask Speyside Gift
 Tin

Imperial GM 92(degree) 750mL 14 Year Calvados Finish Speyside

Indio Blood Orange Vodka 80(degree) 750mL

Indio Lemongrass Lime Vodka 80(degree) 750mL

Indio Oregon Marionberry Vodka 80(degree) 750mL

Indio Vodka 80(degree) 750mL

Indio Wasabi Vodka 80(degree) 750mL

Irish Manor 34(degree) 275mL

Irish Manor 34(degree) 375mL

Irish Manor 34(degree) 750mL

Irish Manor w2 rock gls 34(degree) 750mL

Irish Whisky 119.2(degree) 750mL 13 Year Peated Single Malt

Isle of Jura 1987 SU 92(degree) 750mL 16 Year Oak Cask Unchillfiltered Gift Tin

Isle of Jura 1991 86(degree) 750mL 12 Year Highlands

Isle of Jura 1992 92(degree) GM 750mL 13 Year Highlands

Jolly Roger Rum 80(0) 50mL Caribbean 100% Virgin Island

Jolly Roger Rum 80(0) 750mL Caribbean 100% Virgin Island

Karyatis Brandy 80(degree) 200mL Specialty Gift Boxed

Karyatis Ouzo 80(degree) 200mL Specialty Gift Boxed

Keo Brandy 80(degree) 1L Five Kings Cyprus

Keo Brandy 80(degree) 750mL Cyprus

Klipfel Pear 86(degree) 750mL Poire Williams Alsace Etched Bottle

Klipfel Pear w/Pear 86(degree) 750mL Poire Williams Alsace Decanter Bottle Gift
 Box

Knickers 34(0) 750mL Irish Cream Whiskey

La Valle Dei Mullini 60(0) 1L Lemon Liqueur Amalfi Barrel Decanter

La Valle Dei Mullini 60(0) 200mL Lemon Liqueur Amalfi

La Valle Dei Mullini 60(0) 200mL Lemon Liqueur Amalfi Heart Decanter

La Valle Dei Mullini 60(0) 200mL Lemon Liqueur Amalfi Rings Decanter

La Valle Dei Mullini 60(0) 750mL Lemon Liqueur Amalfi

La Valle Dei Mullini Cream 34(0) 200mL Cream of Lemon Liqueur Amalfi

La Valle Dei Mullini Cream 34(0) 750mL Cream of Lemon Liqueur Amalfi

Laphroiag 1993 SS 106.4(degree) 750mL 12 Year Oak Cask Strength Gift Tin

Laphroiag 1999 SU 92(degree) 750mL 7 Year Unchillfiltered Oak Cask Gift Tin

Ledaig 1990 GM 80(degree) 750mL 9 Year Highlands

Ledaig 1990 GM 86(degree) 750mL 14 Year Highlands

Ledaig 1993 SS 86(degree) 750mL 10 Year Oak Cask Orkney Gift Tin

Les Domaines Grassa Reserve Bas Armagnac 80(degree) 750mL

Les Domaines Grassa VSOP Bas Armagnac 80(degree) 750mL

Les Domaines Grassa XO Bas Armagnac Wood Gift Box 80(degree) 750mL

Licor De Banana 44(degree) 1 L

Licor De Banana 44(degree) 50mL

Licor De Banana 44(degree) 750mL

Linkwood 1939 GM 80(degree) 750mL 42 Year Highlands

Linkwood 1946 GM 80(degree) 750mL 46 Year Highlands

Linkwood 1954 GM 80(degree) 750mL 43 Year Highlands

Linkwood 1969 GM 80(degree) 750mL 33 Year Highlands

Linkwood 1972 GM 80(degree) 750mL 29 Year Highlands

Linkwood 1983 MMDM 92(degree) 750mL 22 Year Highlands Speyside Lossie Wood Gift
 Box

Linkwood 1989 SS 86(degree) 750mL 13 Year Highlands Oak Cask Gift Tin

Linkwood 1991 SS 86(degree) 750mL 14 Year Highlands Sherry Cask Gift Tin

Linkwood GM 80(degree) 50mL 15 Year Speyside Highland

Linkwood GM 80(degree) 750mL 15 Year Speyside Highland

Linlithgow 1975 MMDM 92(degree) 750mL 29 Year Lowlands Wood Gift Box

Lismore 80(degree) 1.75L Single Malt Scotch Speyside

Lismore 80(degree) 50mL Single Malt Scotch Speyside

Lismore 80(degree) 750mL Gift Set Single Malt Scotch Speyside

Lismore 80(degree) 750mL Single Malt Scotch Speyside

Littlemill 1985 GM 80(degree) 750mL 18 Year Lowlands

Littlemill 1990 SS 86(degree) 750mL 14 Year Oak Cask Lowlands

Lochside 1966 CH 91.2(0) 750mL 38 Year Celtic Heartlands, Eastern Highlands, X Decanter Bottle

Lochside 1991 GM 86(degree) 750mL 12 Year Highlands

Longmorn 1989 SU 92(degree) 750mL 15 Year Unchillfiltered Oak Cask Gift Tin

Longmorn 1990 MMD 92(degree) 750mL 14 Year Highland Speyside Lossie Gift Carton

Longmorn Glenlivet GM 80(degree) 750mL 12/13 Year Speyside

Longmorn GM 80(degree) 750mL 30 Year Speyside

Longmorn GM 80(degree) 750mL 42 Year Speyside

Macallan 1940 GM 80(degree) 750mL 50 Year Speymalt Speyside

Macallan 1967 GM 80(degree) 750mL 37 Year Speymalt Speyside

Macallan 1969 CH 35 Year 80.6(0) 750mL Celtic Heartlands Bourbon Cask Highland Speyside Decanter Bottle

Macallan 1973 GM 80(degree) 750mL 33 Year Speymalt Speyside

Macallan 1988 GM 92(degree) 750mL 17 Year Speymalt Speyside

Macallan 1988 SS 112.6(degree) 750mL 17 Year Bourbon Cask Strength Gift Tin

Macallan 1989 MMD 92(degree) 750mL 15 Year Port Cask Finish Highland Speyside
 Gift Canister

Macallan 1989 MMDM 92(degree) 750mL 18 Year Port Cask Wood Gift Box

Macallan 1990 MMD 92(degree) 750mL 14 Year Highland Speyside Grenache Cask
 Finish Gift Canister

Macallan 1990 SU 92(degree) 750mL 15 Year Unchillfiltered Refill Butt Gift Tin

Macallan 1996-5 GM 80(degree) 750mL 8 Year Speymalt Speyside

Macallan PM 86(degree) 750mL 37 Year Speyside Prime Malt No. 5

MacPhail's GM 80(degree) 50mL 10 Year Speyside

MacPhail's GM 80(degree) 750mL 10 Year Speyside

MacPhail's GM 80(degree) 750mL 15 Year Speyside

MacPhail's GM 80(degree) 750mL 25 Year Speyside

MacPhail's GM 80(degree) 750mL 30 Year Speyside

MacPhail's GM 80(degree) 750mL 50 Year Speyside

MacTarnahan 10 Year 80(degree) 750mL Scotch Whisky

MacTarnahan 15 Year 80(degree) 750mL Scotch Whisky

Mannochmore 1990 GM  80(degree) 750mL 15 Year

Mannochmore 1991 112(degree) 750mL 13 Year South African Sherry Cask Strength
 Gift Tin

Mazama Infused Pepper Vodka 80(degree) 750mL

Millburn 1976 GM 92(degree) 750mL 27 Year Speyside

Miltonduff GM 750mL 86(degree) 10 Year Speyside

Mitilini Ouzo 80(degree) 750mL

Morice Pays D'Auge Calvados 84(degree) 375mL

Morice Pays D'Auge Calvados 84(degree) 750mL

Mortlach 1936 GM  80(degree) 750mL 45 Year Speyside

Mortlach 1939 GM 750mL 80(degree) 50 Year Speyside Decanter

Mortlach 1949 GM 80(degree) 750mL 51 Year Speyside Decanter

Mortlach 1954 GM 80(degree) 750mL 44 Year Speyside

Mortlach 1970 GM  80(degree) 750mL 32 Year Speyside

Mortlach 1989 JM 113(degree) 750mL 16 Year Cask Strength Highland Speyside
 Dufftown

Mortlach 1991 SS 86(degree) 750mL 14 Year Highlands Sherry Cask Gift Tin

Mortlach 1993 GM 120(degree) 750mL 12 Year Cask Strength

Mortlach GM 80(degree) 50mL 15 Year Speyside

Mortlach GM 80(degree) 750mL 15 Year Speyside

Mortlach GM 80(degree) 750mL 21 Year Speyside

Noble Dame Calvados 80(degree) 375mL

Noble Dame Calvados 80(degree) 750mL

North Port Brechin 1981 GM  86(degree) 750mL 24 Year Highlands

Octane 100(degree) Gin 80(degree) 750mL

Octane 100(degree) Rum 80(degree) 750mL

Octane 100(degree) Tequila 80(degree) 750mL

Octane 100(degree) Vodka 80(degree) 750mL

Octane 100(degree) Whiskey 80(degree) 750mL

Old Flordia 151(degree) 200mL

Old Flordia White 80(degree) 750mL

Old Pulteney 1969 GM 80(degree) 750mL 36 Year Highlands

Old Pulteney 1990 SS 86(degree) 750mL Highlands 13 Year Oak Cask Gift Tin

Old Pulteney GM 80(degree) 750mL 15 Year Highlands

Old Pulteney GM 80(degree) 750mL 8 Year Highlands

Old St. Andrews Classic 80(degree) Miniatures 50mL (white glass golf ball)

Old St. Andrews Clubhouse 80(degree) Miniatures 50mL (clear glass golf ball)

One Barrel 80(0) 1L Aged Rum Belize Travelers

One Barrel 80(0) 750mL Aged Rum Belize Travelers

Ouzo 7 Thrace 86(degree) 200mL

Ouzo 7 Thrace 86(degree) 50mL

                         Ouzo 7 Thrace 86(degree) 750mL

Party A Go-Go Appletini 17(0) 1.75L

Party A Go-Go Blue Passion Fruit 17(0) 1.75L

Party A Go-Go Chocolate-Tini 17(0) 1.75L

Party A Go-Go Classic Lime Margarita 10(0) 1.75L

Party A Go-Go Cosmopolitan 17(0) 1.75L

Party A Go-Go Lemon Drop 17(0) 1.75L

Party A Go-Go Long Island Iced Tea 15(0) 1.75L

Pendleton Canadian Whiskey  80(degree) 1.75L 'Stallion'

Pendleton Canadian Whiskey  80(degree) 750mL 'Bronco'

Pendleton Canadian Whiskey 80(degree) 375mL 'Pony'

Pennsylvania Dutch Egg Nog 80(degree) 750mL

Pierre Fougerat TRESOR DE FAMILLE 88(degree) 750mL Grand Champagne Magnificent Crystal Decanter Wood Gift
Box

Pisco Montesierpe 84(0) 50mL

Pisco Montesierpe 84(0) 750mL

Pisco Montesierpe 84(0) 750mL Gift Carton

Pittyvaich 1993 GM 86(degree) 750mL 12 Year Lowlands

Port Ellen 1982 GM 80(degree) 750mL 22 Year Limited Edition

Pravda Vodka 80(degree) 375mLw/2gls

Pravda Vodka 80(degree) 750mL

Pravda Vodka 80(degree) 750mLw/2gls

Pravda Vodka 80(degree) 750mLw/gl

Punch Abruzo 90(degree) 1 L Liquore Evangelista

Quadro Vodka 80(degree) 750mL Russia

RedRum 70(0) 50mL 100% Virgin Island Tropical Fruit Flavored

RedRum 70(0) 750mL 100% Virgin Island Tropical Fruit Flavored

Reverence PM 80(degree) 750mL 30 Year Prime Malt

Rosebank 1989 MMDM 92(degree) 750mL 16 Year Central Lowlands Wood Gift Box

Rosebank 1990 GM 120(degree) 750mL 14 Year Lowland Cask Strength

Rosebank 1990 GM 80(degree) 750mL 14 Year Lowlands

Rosebank 1990 MMD 92(degree) 750mL 13 Year Lowland Gift Carton

Rosebank 1990 SS 107(degree) 750mL 14 Year Oak Cask Strength Gift Tin

Rosebank 1991 GM 120.4(degree) 750mL 13 Year Cask Strength Lowland

Rosebank 1991 SS 86(degree) 750mL 13 Year Oak Cask Gift Tin

Royal Montaine 80(degree) 750mL

Samos Ouzo 80(degree) 1L EMM Giokarinis

Samos Ouzo 80(degree) 750mL EMM Giokarinis

Sans Rival Brandy 92(degree) 750mL

Sans Rival Masticha 76(degree) 750mL

Sans Rival Ouzo 92(degree) 750mL

Santa Clara Rompope 26(0) 1L Casa Cuervo

Scapa 1993 GM 80(degree) 750mL 11 Year Highlands

Select Vodka 80(0) 750mL Poland

Shotpak Kamikaze 34(degree) 50mL

Shotpak Lemon Drop 34(degree) 50mL

Shotpak Purple Hooter 34(degree) 50mL

Shotpak Sour Apple 34(degree) 50mL

Snake River Stampede Canadian Whisky 80(degree) 750mL

Springbank 1969 SS 109(degree) 750mL 34 Year Rare Reserve Sherry Cask Strength
 Gift Tin

Spudka Vodka 80(degree) 750mL Potato

Strathisla 1953 GM 80(degree) 750mL 47 Year Speyside

Strathisla 1954 GM 80(degree) 750mL 49 Year Speyside

Strathisla 1963 GM 80(degree) 750mL 40 Year Speyside

Strathisla 1976 MMDM 92(degree) 750mL 27 Year Highland Speyside Strathisla Bin
 Ends No Gift Box

Strathisla 1985 GM 125.6(degree) 750mL 20 Year Cask Strength

Strathisla GM 80(degree) 750mL 16 Year Speyside

Strathisla GM 80(degree) 750mL 25 Year Speyside

Strathmill 1992 SS 86(degree) 750mL 11 Year Sherry Cask  Highlands Gift Tin

T&W Cabernet Sauvignon 2003 13.5% 750mL Proprietors Reserve American

T&W Chardonnay 2003 13.5% 750mL Estate Select American

T&W Cheninraz 2003 13.5% 750mL American

T&W Floridamingo 2003 12.5% 750mL Blush Rose Wine

T&W Luxury 80(degree) 750mL Rye Vodka

T&W Orangela 70(degree) 750mL Orange Liqueur

T&W Proprietor's Reserve 2003 Merlot 13.5% 750mL American

T&W Red Zinfandel 2003 14% 750mL Vintner's Reserve American

T&W Riesling 2003 13.5% 750mL American

T&W Royal Rouge 2003 13% 750mL Red Wine

T&W V6 80(degree) 750mL Rye Vodka

T&W Grappa 80(degree) 750mL Di Muscatto

T&W Lemonela 52(degree) 750mL Lemon Liqueur

T&W Limonela 52(degree) 750mL Lime Liqueur

T&W Muscat 2003 14% 750mL Late Harvest American

T&W Royal Mead 13% 750mL Honey Wine

Tamdhu GM 86(degree) 750mL 30 Year Speyside

Tamdu 1994 SS 86(degree) 750mL 10 Year  Speyside Oak Cask Gift Tin

Tamnavulin 1989 GM 86(degree) 750mL 15 Year

Teaninich 1991 GM 92(degree) 750mL 14 Year Highlands

Tequila Fina Estampa Anejo 750mL 80(0) 100% Agave Gift Carton

Tequila Fina Estampa Blanco 750mL 80(0) 100% Agave Gift Carton

Tequila Fina Estampa Reposado 750mL 80(0) 100% Agave Gift Carton

Tequila Scandalo Blanco 80(degree) 750mL

Tequila Scandalo Reposado 80(degree) 750mL

Tobermory GM 80(degree) 50mL

Tomatin 1988 GM 86(degree) 750mL 15 Year Speyside

Tomintoul 1973 MMDM 92(degree) 750mL 31 Year Highland Speyside Strathisla Livet
 Wood Gift Box

Tullibardine 1994 GM 92(degree) 750mL 12 Year Highlands

Uitvlught-Port Morant Rum 92(0) 13 Year Syrah Cask Finish Pot Distilled Gift Canister

Varvaki Tsikoudia 80(degree) 750mL

Vendome VSOP Brandy 80(degree) 750mL

Vendome VSOP Brandy 80(degree) 750mL

Vendome VSOP Brandy 80(degree) 750mL

Vintage Highland 80(degree) 750mL 7 Year Oak Cask

Vintage Islay 80(degree) 750mL 5 Year Oak Cask

Vintage Lowland 80(degree) 750mL 6 Year Oak Cask

Vintage Mull 80(degree) 750mL 6 Year Oak Cask

Vintage Orkney 80(degree) 750mL 7 Year Oak Cask

Viuda de Sanchez Sangrita (Non-Alcoholic) 1 L

Vixen 151(degree) Rum 80(degree) 750mL

Vixen Dark Rum 80(degree) 750mL

Vixen Silver Rum 80(degree) 750mL

Vixen Special Light Rum 80(degree) 750mL

Vixen Spiced Rum 80(degree) 750mL

VooDoo Spiced Rum 70(0) 50mL 100% Virgin Island

VooDoo Spiced Rum 70(0) 750mL 100% Virgin Island

White Fang 80(degree) 750mL Peppermint Schnapps

Yazi Ginger 70(degree) 50mL Vodka

Yazi Ginger 70(degree) 750mL Vodka

Zafarrancho Blanco 80(degree) 750mL 100% Agave

Zafarrancho Gold  80(degree) 750mL 100% Agave

Zafarrancho Reposado 80(degree) 750mL 100% Agave

Zircon Azul Gold Tequila 80(degree) 750mL

Zircon Azul Reposado Tequila 80(degree) 750mL

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